UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 25, 2018

REPRO MED SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	0-12305	13-3044880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Carpenter Road, Chester, New York	10918
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 469-2042

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 26, 2018, Repro Med Systems, Inc. dba RMS Medical Products (“RMS”) issued a press release that discussed certain financial results for the three-month period ended June 30, 2018.

The press release dated July 26, 2018 announcing the events described in this Item 2.02 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Replacement of President and Chief Executive Officer and Chairman of the Board

On July 25, 2018, the Board of Directors of RMS replaced Andrew I. Sealfon, President, Chief Executive Officer and Chairman of the Board, effective immediately.  Consequently, Mr. Sealfon’s employment was terminated.  Mr. Sealfon remains a director.

Also on July 25, 2018, Daniel S. Goldberger was appointed as President and Chief Executive Officer on an interim basis and as Chairman of the Board, and replaced as the Lead Director.

Mr. Goldberger, 59, was appointed to the RMS Board of Directors in April 2018.  Mr. Goldberger has over 35 years of experience within the biotech, medical technology, and high tech industries.  His areas of expertise include mergers and acquisitions, capital formation, intellectual property, product development, supply chain, business analytics, and turnarounds.  Since January 2018, Mr. Goldberger has been the Chief Executive Officer of Synergy Disc Replacement Inc., a private company commercializing a proprietary total disc implant for cervical spine therapy.  Prior to this, Mr. Goldberger served as Chief Executive Officer of Milestone Medical, Inc. until October 2017.  Prior to this he served as the Chief Executive Officer of Xtant Medical Holdings, Inc. from August 2013 to January 2017. He served as the Chief Executive Officer of Sound Surgical Technologies LLC from April 2007 to February 2013. Mr. Goldberger served on the boards of Xtant Medical Holdings, Inc., Sound Surgical, Xcorporeal and Glucon. He currently serves as an advisor to investment funds Meridian Capital and Wellfleet Capital. Mr. Goldberger earned his B.S. in Mechanical Engineering from M.I.T, his M.S. in Mechanical Engineering from Stanford University and attended the Stanford Directors College.

The press release dated July 26, 2018 announcing the events described in this Item 5.02 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

Appointment of Lead Director

On July 25, 2018, the Board of Directors of RMS appointed Joseph M. Manko, Jr., a current RMS director, as Lead Director.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated July 26, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPRO MED SYSTEMS, INC. (Registrant)

Date: July 26, 2018	By:	/s/ Daniel S. Goldberger
Daniel S. Goldberger President and Chief Executive Officer